Exhibit 99.1
protecting dreams United Fire Group® INVESTOR PRESENTATION June 29, 2011

UNITED FIRE GROUP: A SOLID INVESTMENT

Reasons supporting United Fire Group as a compelling investment include:

1. **Emphasizing heavy commercial lines writings, where pricing is the softest**
   - Our price reductions are less than when compared to the overall industry
   - Use of CATography™ and predictive analytics tools
   - Personal lines writings increasing to 15%
   - Overall increases for Q1 claimed by other companies
   - Quote opportunities up 16% over last year
   - Our hit ratio, as a group, is the highest to date
   - Rate gains are under $25k
   - Improvement seen in CAT exposed property areas
2. **Exposure to catastrophes**
   - Katrina
     1. Total demand of remaining claims is $28 million
     2. $17 million in reserves
   - 2nd Q CATs
     1. $30-$35 million after reinsurance
     2. adequately reserved with a high level of confidence
   - Purchase reinsurance
     1. 1-in-250-year-event level
     2. consider realistic disaster scenarios
   - PMLs (Probable Maximum Losses) have been reduced
     1. $285 million in 2006
     2. $107 million at December 31, 2010
3. **Uncertainty related to the Mercer Insurance Group acquisition and ongoing integration**
   - Deal closed March 28; integration efforts are proceeding as expected
   - Merger expenses have been less than budgeted so far
   - Substantial opportunity for expense reductions in IT, reinsurance, public company expenses
4. **Daily Trading Volume—liquidity**
   - Looking for long term owners of stock
   - Establishing a strong financial position
   - Reflecting low debt to writings and to capitalization; traditionally debt free
5. **Low ROEs (Return on Equity) over last 5 years**
   - Katrina strained earnings during last 5 years; development has significantly diminished
   - Combined ratio, excluding Katrina
     - 2006: 82.9%
     - 2007: 80.8%
     - 2008: 111.1%
     - 2009: 105.5%
     - 2010: 97.9%
   - Average of 2.2% paid in dividends over the last 10 years
   - Excess capital pre-merger strained returns

continued on next page

1

UNITED FIRE GROUP: A SOLID INVESTMENT

- Repurchase of common stock; 323,597 in the 2nd Q of 2011
  1. Average price of $18.80
  2. Total cost of $6 million
- Niche products acquired in Mercer Insurance Group purchase
- Implementation of 5-year organic growth plan
- Life company emphasis on life products versus annuities
- Increasing property writings
- Coastal exposure reduction since 2006
- Use of CATtography™ and predictive modeling for better pricing decisions
- Implementation of economic capital model
- Expanding of service center unit
- Increased workers compensation writings using predictive modeling
- New urban agency appointments
- Expanded BOP program

6. Interest Rate risk

- Short duration will allow us to take advantage should interest rates increase
- Stress tested our investment portfolio against a wide array of potential interest rate scenarios, included a 400-basis-point interest rate spike

7. Concern related to municipal bond holdings

- 25% municipal bonds
- 93% of holdings are rated “A” or better
- No California bonds
- Most holdings are general obligation bonds
- Very few municipals were added to our portfolio during 2010
- Exposure limited to any one issuer

8. Concerns of dwindling industry reserve releases

- Consistent reserving practices
- Historically reported loss redundancies

Deep discount to book not supported by business fundamentals

- Concern about Hurricane Katrina development
- Prolonged length of the soft market
- Fear of rising interest rates
- We engage in active catastrophe management, purchasing our catastrophe coverage based upon a 1-in-100 year event, and within PMLs of several Realistic Disaster Scenarios
- We are able to manage the underwriting cycle by implementing lower price swings between market shifts, helping retain good accounts across the cycles

2

COMPANY OVERVIEW & OPERATING PHILOSOPHY
Founded by Scott McIntyre Sr. in 1946, United Fire Group provides protection to individuals, businesses and organizations through several regional insurance companies. We are represented by professional independent insurance agents throughout the country, predominantly in the Midwest, West and South. We offer a complete line of products, including commercial insurance, personal insurance, life insurance and surety bonds. Over 870 individuals are employed throughout our offi ces in Cedar Rapids, Iowa (company headquarters); Rocklin, California; Denver, Colorado; Pennington, New Jersey; Lock Haven, Pennsylvania; and Galveston, Texas. We also maintain a claims offi ce in New Orleans, Louisiana.
Since our inception over 60 years ago, United Fire Group has grown into a publicly traded multibillion-dollar company that has the added distinction of being the largest locally headquartered fi nancial institution in Cedar Rapids. We maintain a conservative approach to the management of our business operations, focusing on writing good business at an adequate price and preferring quality to volume.
During 2010, we not only remained fi rmly committed to the core principles that have always guided us in the past, but we also took the opportunity to build toward the future with our acquisition of Mercer Insurance Group. Mercer Insurance presented a very attractive opportunity for us: the company had a long track record of operating profi tably in six states—New Jersey and Pennsylvania on the east coast, and Arizona, California, Nevada and Oregon in the west—with no overlap between our two agency networks. The combined entity will market through more than 1,200 independent agencies in 43 states, plus the District of Columbia, diversifying exposure to weather and other catastrophe risks across its geographic markets.
Over the past six months, our management team and Board of Directors have been working to form a holding company, like many of our peers. Creation of a holding company will make it easier and less expensive to raise capital, as well as easier to allocate capital among companies as needed. We will be asking for Board and shareholder approval later this summer.
Our company stock is listed on the Nasdaq Stock Market LLC under UFCS. For more information about United Fire Group, visit us online at www.unitedfi regroup.com.
3 Iowa Corporation: P&C and life insurance
3 2010 premiums earned: $605 million
3 6 regional offi ces:
3 Cedar Rapids, Iowa (home offi ce)
3 Rocklin, California 3 Denver, Colorado 3 Pennington, New Jersey
3 Lock Haven, Pennsylvania
3 Galveston, Texas
3 Over 870 people employed
3 Nasdaq symbol: UFCS
CONSOLIDATED HIGHLIGHTS As of March 31, 2011 Total Assets $3.5 billion P&C Reserves $913 million Statutory Capital and Surplus $603 million

COMPANY OVERVIEW & OPERATING PHILOSOPHY

GEOGRAPHIC PRESENCE

Property and casualty insurance

- More than 1,200 independent agencies, including Mercer Insurance Companies *(as of 3/31/2011)*
- Licensed in 43 states (and D.C.), primarily Midwest, West and South
- Active in 33 states (including Mercer Insurance Companies)
- Primarily commercial business





Life insurance

- 964 independent agencies *(as of 3/31/2011)*
- Licensed in 29 states, primarily Midwest and West
- Provides stable net income flow
- Provides product diversification for agents
- Market fixed annuites only—no variable rate products

ACQUISITIONS

- 1979 Lafayette Insurance Company
- 1981 Protective Fire & Casualty Company
- 1990 State Auto book of business
- 1990 Addison Farmer's Insurance Company
- 1999 American Indemnity Group of Companies
- 2011 Mercer Insurance Group

DIRECT PREMIUM BREAKDOWN

(As of 12/31/2010)

CEDAR RAPIDS HOME OFFICE	
Midwest Underwriting	$ 133 million
Great Lakes Underwriting	$ 111 million
Personal Lines Underwriting	$ 44 million
Surety	$ 20 million
GULF COAST REGIONAL OFFICE	$ 91 million
DENVER REGIONAL OFFICE	$ 37 million
EAST COAST REGIONAL OFFICE	$ 60 million
WEST COAST REGIONAL OFFICE	$ 88 million
TOTAL (pro forma)	$ 584 million

4

COMPANY OVERVIEW & OPERATING PHILOSOPHY

2010 DIRECT PREMIUM BY STATE

(In THOUSANDS)

PROPERTY & CASUALTY		
CA	$ 77,057	13.2%
TX	$ 68,655	11.8%
IA	$ 68,373	11.7%
NJ	$ 44,760	7.7%
MO	$ 40,350	6.9%

LIFE INSURANCE		
IA	$ 45,336	32.6%
WI	$ 13,942	10.0%
IL	$ 13,629	9.8%
MN	$ 11,875	8.5%
NE	$ 11,317	8.1%

2010 DIRECT STATUTORY WRITTEN PREMIUM BY PRODUCT LINE

(In THOUSANDS)

PROPERTY & CASUALTY		
Fire & Allied Lines	$246,798	42.2%
Other Liability	$116,616	20.0%
Automobile	$142,639	24.4%
Workers Comp	$ 52,170	8.9%
Surety	$ 21,730	3.7%
Miscellaneous	$ 4,262	0.8%
TOTAL	$584,215	100%

LIFE INSURANCE		
Annuities	$ 92,380	67.6%
Traditional Life	$ 27,669	20.2%
Universal Life	$ 14,951	10.9%
Miscellaneous	$ 1,794	1.3%
TOTAL	$136,794	100%

PROPERTY & CASUALTY COMPETITORS

Acuity	WR Berkley Companies
Nationwide	Employers Mutual
Auto Owners	General Casualty/QBE
Cincinnati Insurance	Travelers
C N A	Westfield Companies
Liberty Mutual Insurance	West Bend

LIFE COMPETITORS

Western Catholic	State Farm
Pekin	Country Companies
Auto Owners	Cincinnati Life
Amerus	Motorists
Metropolitan	Erie Companies
Prudential	New York Life
Illinois Mutual	EMC

INSURANCE RATINGS

A.M. Best

Property and casualty "pooled" companies	"A"
United Life Insurance Company	"A-"
Mercer Insurance Group	"A"

5

COMPANY OVERVIEW & OPERATING PHILOSOPHY
TOP 15 CLASSES (in force as of 12/13/2009) WRITTEN PREMIUM DESCRIPTION _____ ALL LINES COMBINED (IN THOUSANDS) %
Concrete Construction $ 38,243 8% Carpentry (Residential) $ 33,292 7% Excavation $ 30,231 7% Building or Premises (Lessors Risk) $ 29,080 6% Carpentry (Not Otherwise Classifi ed) $ 20,276 4% Grading of Land $ 18,287 4% Automobile Repair or Service Shops $ 17,506 4% Electrical Work $ 16,600 4% Metal Goods Manufacturing/Machine Shops $ 15,879 4% Plumbing (Commercial) $ 14,484 3% Plumbing (Residential) $ 14,450 3% Roofi ng (Commercial) $ 12,111 3% Landscaping $ 11,648 3% Heating and Air Conditioning $ 11,315 2% Restaurants $ 10,153 2% TOTALS $293,555 65%

HISTORICAL PERFORMANCE
STATUTORY SURPLUS (IN THOUSANDS)
Note: this table does not include Mercer Insurance Companies.

10-YEAR RETURN ON EQUITY
3333333333333333333333 33333
3333333333333333333333333333333333333333333

RESERVE REDUNDANCY (DEFICIENCY)
BOOK VALUE (Adjusted for Splits)

COMPETITIVE ADVANTAGES



- Disciplined underwriting
- Exceptional customer service
- Superior loss control services
- Fair and ethical claims handling
- Efficient and effective technology
- Strong agency relationships

RATE CHANGE COMPARISON


0
-1
-2
-3
-4
-5
-6
-7
-8
-9
-10
-11
-12
-13
-14
-15
-16
-17
-18
2007
2008
2009
2010
1Q11
CIAB
MarketScout
UFG

UNDERWRITING EXPERIENCE

UNDERWRITING LEVEL	NUMBER OF EMPLOYEES AT EACH LEVEL	UFG EXPERIENCE	AVERAGE TOTAL EXPERIENCE
Associate Underwriter	13	7	7
Underwriter	45	13	15
Senior Underwriter	35	15	25
Supervisor	10	16	22
Manager	6	14	25
AVERAGE EXPERIENCE		13	19

Note: this table does not include employees of Mercer Insurance Companies.

10

AGENCY RELATIONSHIPS
3 We provide coverage our customers need at a reasonable price, preferring quality over volume
3 Continually monitor agencies for compatibility 3 Criteria: loss ratio, volume, relationship 3 Seek “Top Three” position (as measured by direct premiums written) 3 Competitive performance-based compensation
AGENCY FORCE
3 Average agency size: $0.5 million 3 Size of largest agency: $6.7 million 3 Premium from top 20: $82.7 million 3 Premium from top 100: $199.5 million
ENTERPRISE RISK MANAGEMENT ACTIVITIES
3 Established executive ERM committee and Board subcommittee 3 Detailed internal control structure
3 Employment of a number of practices and committees, at both the Board of Directors and management levels, that foster communication across groups, to enhance the coordination of risk management strategies
3 Continuously identify current issues and emerging risks 3 Cyber liability 3 Mercer Insurance Group integration risks
CLAIMS PHILOSOPHY
3 FAIR claims service 3 FAST claims service
3 Use of outside adjusters is infrequent, allowing us to more closely control the adjusting function
3 Conservative reserving practices lead to consistent loss reserve redundancies

COMPETITIVE ADVANTAGES
BOND PORTFOLIO BREAKDOWN
333333333#33$333333
TOP 10 EQUITIES Market Value at 12/31/10
(IN THOUSANDS) US Bancorp 12.9% Cincinnati Financial Corporation 6.8% Abbott Laboratories 6.6% Cummins Inc. 5.7% Wells Fargo & Company 5.2% Wintrust Financial Corporation 5.1% Dow Chemical Company 3.9% General Electric Company 3.4% Boeing Company 3.3% Procter & Gamble Company 3.3%
PORTFOLIO Conservative investing practices INVESTMENT _____ %
Bonds 92% Equity securities 6% Other 2% INVESTMENT WRITE-DOWNS (IN THOUSANDS) 2005 2006 2007 2008 2009 2010
$1,208 $ 406 $ 105 $9,904 $18,306 $ 459

CAPITAL MANAGEMENT 3 Strong economic capital position (BCAR) 3 Prudent reinsurance programs 3 Modest debt to capital ratio 3 Conservative investments 3 History of consistently conservative reserves 3 Use of capital—Mercer Insurance companies purchase 3 Share repurchase 3 Extension of existing share repurchase approved by Board
3 Authorizing purchase of an additional 1 million shares of common company stock
3 Extending program expiration date to August, 2013 3 Repurchased 323,597 shares of common stock as of 2nd Q of 2011
3 Average price: $18.80 3 Total cost: $6 million
3 Replacement of current short-term fi nancing balances by debt issuance later in 2011

2008-2009 UNDERPERFORMANCE
REINSURANCE PROGRAM 3 2011 Catastrophe program 3 $20M retention 3 95% excess of $20M, up to $200M 3 2011 Core program 3 $2M retention 3 $15M per risk coverage 3 $40M per occurrence coverage
EVENTS IN 2008-2009 3 Hurricane Katrina development of $65 million due to unfavorable court rulings 3 Record number of catastrophe events in 2008 contributed $76 million to our losses 3 A fl ood in 2008 forced us from our home offi ce to a temporary location for 11 weeks
3 Hurricanes Ike and Gustav in 2008 forced temporary closings of our Galveston and New Orleans offi ces
3 Financial downturn in 2008-2009 required investment write-downs of $28 million
CATASTROPHES (Figures shown net of reinsurance, as of March 31, 2011, except Spring Storms) 1992 Hurricane Andrew $28.1 million assumed 1994 Northridge earthquake $5.6 million assumed 2000 New Orleans hailstorm $25.5 million 2001 9/11 events $11.6 million assumed 2002 Hurricane Lili $9.3 million 2004 Hurricanes Charley, Frances and Jeanne $13.9 million 2005 Hurricanes Katrina and Rita $312.6 million 2008 Hurricanes Gustav and Ike $35.2 million 2011 Global CAT losses $10 million assumed 2011 Spring storms (Tuscaloosa & Joplin) $30-35 million

CAT MANAGEMENT

EXPOSURE REDUCTION*


100-year Probable Maximum Losses (PMLs)
Total Exposure
Louisiana Exposure
$285
$279
$278
$271
$196
$186
$154
$143
$134
$125
$133
$119
$126
$114
$118
$105
$114
$102
$107
$91
06-06
12-06
06-07
12-07
06-08
12-08
06-09
12-09
06-10
12-10

REALISTIC DISASTER SCENARIOS*

BASED ON APRIL 2010 DATA; $ IN MILLIONS

	SCENARIO	UFG GROSS LOSS	UFG RETURN PERIOD	INDUSTRY GROSS LOSS	INDUSTRY RETURN PERIOD
UFG'S HURRICANE RDS	1. Katrina-type event impacting the New Orleans area	187.2	241	40,679.0	18
UFG'S HURRICANE RDS	2. Strong CAT 4 storm impacting Galveston/Harris County	169.4	201	126,790.2	115
UFG'S HURRICANE RDS	3. Moderate CAT 3 storm impacting Tampa/St. Petersburg, FL	50.8	33	51,563.0	25
UFG'S HURRICANE RDS	4. Two-landfall event on central FL and then Lake Charles, LA/Beaumont, TX	27.7	16	13,711.3	5
LLOYD'S HURRICANE RDS	5. Miami-Dade windstorm: FL-SE_Cat5, LA_Cat3	5.5	5	137,797.8	136
LLOYD'S HURRICANE RDS	6. Pinellas windstorm: FL-SW_Cat4, SC_Cat4	113.3	109	122,986.6	108
LLOYD'S HURRICANE RDS	7. Gulf of Mexico windstorm Onshore: TX-N_Cat5	129.5	134	115,950.0	97

*from RMS v.10.0

15

INITIATIVES & STRATEGIES MOVING FORWARD
UTILIZE NEW UNDERWRITING TOOLS
3 Use CATography™ to 3 Improve risk selection process 3 Improve exposure management
3 Use predictive analytics for risk selection and improved profi tability
Using CATography™ By simply entering the address or clicking on a location, underwriters can view a property and evaluate the potential catastrophe exposure. This example reveals that the property owner has a hockey rink—undeclared in the insured’s application—a hazard that warrants underwriter review. In addition to standard location views, underwriters can access high-resolution satellite and aerial imagery of properties.
NATIONAL RECOGNITION 3 Super Regional Property/Casualty Insurer™ by Insurance Journal 3 Top 10 Ease of Doing Business Performer by Deep Customer Connections Inc.
3 Named one of the most trustworthy publicly traded companies by Forbes and Audit Integrity

ACQUISITION OF MERCER INSURANCE GROUP

GEOGRAPHIC DIVERSIFICATION

- Provides expansion of core commercial business outside of Midwest into Mid-Atlantic and West Coast states
- Diversifies risk profile of the company and adds a significant amount of premium
- (20%+) in states where United Fire does not currently operate
- Achieves a better spread of catastrophe risk as Mercer Insurance Group's book of business would not contribute at all to United Fire's Gulf exposure

ECONOMIES OF SCALE

- Increased scale of combined company provides some protection against competition and enhances leverage with agents, reinsurers, and vendors
- The combined company would be a top 100 P&C writer in the U.S. based on DPW with $600 million, over $3.5 billion in assets and approximately $650 million in statutory surplus (depending on financing structure)

PRODUCT DIVERSIFICATION

- Mercer Insurance Group offers a waste haulers program and religious institutions program
- Ability to export United Fire products (Signature Premier, surety and life) and underwriting expertise (predictive modeling and CATography™) across Mercer Insurance Group operation

SIMILAR CULTURES

- Shared conservative underwriting and investment philosophy
- Focus on professional independent insurance agents
- Shared commitment to customer service and fair claims handling

OTHER

- Geographic and product diversification should lead to less volatility in the combined group's earnings
- Our generalist approach to business, combined with Mercer Insurance Group's niche programs will also create diversification

UNITED FIRE GROUP

THE MERCER INSURANCE GROUP

17

KEY INVESTMENT CONSIDERATIONS
3 Experienced senior management
3 Proactive capital management
3 Financial strength
3 Consistent reserving practices and historically reported loss redundancies
3 Conservative investment philosophy
3 Renewed focus on organic growth
3 Local market knowledge, with decentralized underwriting and marketing, while claims, and back-offi ce functions are effi ciently centralized

RANDY A. RAMLO President/Chief Executive Offi cer Years at UFG: 27 Years in industry: 27
3 Directs and monitors the business operations of all our offi ces and business segments 3 Oversees the implementation of corporate policies on a day-to-day basis 3 1984: joined company as an underwriter 3 1996 to 2001: commercial underwriter 3 2001: named VP, Surety 3 2004: appointed EVP, United Fire Group 3 2007: appointed president and CEO 3 BA from University of Northern Iowa 3 Professional designations: ARM, CPCU, AIM and AFSB 3 Board member: Cedar Rapids Museum of Art 3 Board member: Iowa College Fund 3 Board member: Priority One, an economic development group 3 Executive Advisory Board: University of Northern Iowa College of Business 3 Board member: Cedar Rapids Bank & Trust 3 Member: CPCU Society and Surety Assoc. of Iowa
MICHAEL T. WILKINS Executive Vice President Years at UFG: 25 Years in industry: 25
3 Responsible for Mercer Insurance Group integration
3 Responsible for development of information technology
3 Directs company’s reinsurance and personal lines segments
3 1985: joined UFG as computer programmer 3 1990 to 1998: Product support manager 3 1998: named VP of Central Plains regional offi ce 3 2002: named VP of administration 3 2007: appointed EVP 3 BS and MBA from University of Iowa 3 Professional designations: ARP, CPCU
3 Board member: United Way of East Central Iowa and Four Oaks
3 Member: CPCU Society

DIANNE M. LYONS Vice President/Chief Financial Offi cer Years at UFG: 27 Years in industry: 27
3 Directs the company’s fi nancial goals, objectives and budgets
3 Oversees investor relations 3 Oversees regulatory fi lings 3 1983: joined UFG as records librarian 3 1984 to 1985: accounting general clerk 3 1986 to 2000: accountant 3 2000: promoted to controller and accounting manager 3 2003: named vice president of United Fire 3 2006: appointed chief fi nancial offi cer 3 BA from Coe College
3 Professional designations: AIAF, AAM, CPCU, LOMA LEVEL 1
3 Member: CPCU Society
MICHAEL J. SHEELEY VP/COO UNITED LIFE INSURANCE COMPANY Years at UFG: 25 Years in industry: 25
NEAL R. SCHARMER VP/General Counsel Years at UFG: 15 Years in industry: 21
BARRIE W. ERNST VP/CIO Years at UFG: 8 Years in industry: 31
DAVID E. CONNER VP/CCO Years at UFG: 12 Years in industry: 28

UNITED FIRE GROUP®
118 Second Avenue SE Cedar Rapids, Iowa 52401 www.ufgAgent.com 1-800-332-7977